SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. __)

Filed by the registrant [X]

Filed by a party other than the registrant [   ]

Check the appropriate box:

[   ] Preliminary proxy statement

[X] Definitive proxy statement

[   ] Definitive additional materials

[   ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

IMPERIAL INDUSTRIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]

No fee required

[   ]

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1)

Titles of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transactions applies:

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:

(4)

Proposed maximum aggregate value of transaction:

(5)

Total fee paid:

[   ]

Fee paid previously with preliminary materials.

[   ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)

Amount previously paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

Filing Party:

(4)

Date Filed:

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IMPERIAL INDUSTRIES, INC.

1259 Northwest 21st Street

Pompano Beach, Florida 33069

________________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 29, 2003

TO THE STOCKHOLDERS OF IMPERIAL INDUSTRIES, INC.

NOTICE is hereby given that the Annual Meeting of Stockholders of Imperial Industries, Inc., a Delaware corporation (the "Company") will be held at the Hyatt Regency Hotel, 400 S. E. 2nd Avenue, Miami, Florida, on Thursday, May 29, 2003 at 2:00 P.M., for the following purposes:

1.

To elect two (2) Class II directors for a term of three (3) years; and

2.

To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

These items are fully discussed in the proxy statement that is attached to and made a part of this Notice of Annual Meeting. Only stockholders of record at the close of business on April 2, 2003 shall be entitled to receive notice of, and to vote at, the Annual Meeting, or any postponements or adjournments thereof. A complete list of the stockholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company for ten (10) days prior to the Annual Meeting.

The Company requests that you vote your shares as promptly as possible. Whether or not you expect to attend the Annual Meeting, please vote, date, sign, and return the enclosed proxy as promptly as possible to assure representation of your shares at the meeting. You may revoke your proxy at any time prior to its exercise by written notice to the Company prior to the Annual Meeting, or by attending the Annual Meeting in person and voting.

By Order of the Board of Directors

Howard L. Ehler, Jr.

Secretary

Pompano Beach, Florida

April 8, 2002

YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

IMPERIAL INDUSTRIES, INC.

1259 Northwest 21st Street

Pompano Beach, Florida 33069

____________________

PROXY STATEMENT

____________________

ANNUAL MEETING OF STOCKHOLDERS

MAY 29, 2003

This Proxy Statement relates to the Annual Meeting of the stockholders (the “Annual Meeting”) of Imperial Industries, Inc., a Delaware corporation (the “Company”) to be held at 2:00 P.M., local time, on May 29, 2003 at the Hyatt Regency Hotel, 400 S. E. 2nd Avenue, Miami, Florida, and at any and all postponements or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.

We will begin sending this Proxy Statement, the attached Notice of Annual Meeting and the accompanying Proxy Card to our stockholders who are entitled to vote at the Annual Meeting on or about April 9, 2003.

Why This Proxy Statement is Being Sent

This Proxy Statement and the enclosed Proxy Card are being sent to you because the Company’s Board of Directors is soliciting proxies from stockholders to vote at the Annual Meeting. This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. If you do not wish to attend the Annual Meeting to vote your shares, you may instead complete, date, sign and return the enclosed Proxy Card to vote.

What is Being Voted on at the Annual Meeting

The Company’s Board of Directors is asking stockholders to vote on one matter, the election of two Class II directors for a term of three years. The Company does not currently know of any other matter that will be acted upon at the Annual Meeting.

Who may attend the Meeting

Subject to space availability, all stockholders of record on the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Since seating is limited, admission to the Annual Meeting will be on a first come, first served basis. Registration and seating will begin at 1:00 P.M. If you attend, please note that you may be asked to present valid picture identification, such as a driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.

Please also note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date and check in at the registration desk at the Annual Meeting.

Who May Vote

Stockholders who owned common stock at the close of business on April 2, 2003 are entitled to vote at the Annual Meeting (the “Record Date”). On the Record Date, we had issued and outstanding 9,235,434 shares of common stock. Common stock is the only issued and outstanding class of voting stock. You do not have cumulative voting rights. You have one vote for each share of common stock that you own.

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Votes Needed for a Quorum

A majority of the shares of common stock that is issued and outstanding on the Record Date must be present or voted by proxy for a quorum at the Annual Meeting. If you return your Proxy Card or attend the Annual Meeting in person, your common stock will be counted for the purpose of determining whether a quorum exists, even if you wish to abstain from voting on any or all of the matters presented at the Annual Meeting. In determining whether a quorum exists at the Annual Meeting, all votes “for” or “against,” as well as abstentions will be counted. Broker non-votes will also be counted as present or represented for the purpose of determining whether a quorum is present for the transaction of business. If you hold your common stock through a broker, bank or other nominee, generally the nominee may only vote the common stock which it holds for you in accordance with your instructions. We do not count abstentions or broker non-votes as “for” or “against” any proposal.

If a quorum is not present at the Annual Meeting, no official business can be conducted. However, if a quorum is not present or represented at the Annual Meeting, the stockholders who do attend the Annual Meeting in person or who are represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented. At any adjournment where there is a quorum, any business may be transacted that might have been transacted at the original meeting.

How You May Vote by Proxy

A proxy is a person you appoint to vote on your behalf. Because many of our stockholders are unable to attend the Annual Meeting in person, the Board of Directors solicits proxies by mail to give each stockholder an opportunity to vote on all matters that will come before the Annual Meeting. In order to ensure that your vote will be recorded, you are urged to:

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Read this Proxy Statement carefully;

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Specify your choice on each matter by marking the appropriate box on the enclosed

Proxy Card; and

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Sign, date and return the Proxy Card in the enclosed envelope.

By signing the Proxy Card, you will be designating S. Daniel Ponce and Howard L. Ehler, Jr. as your proxies. They may act together or individually on your behalf and will have the authority to appoint a substitute to act as proxy. They will vote your shares in accordance with your directions. However, if you sign and return the Proxy Card without instructions marked on it, it will be voted FOR each of the nominees for Class II director listed on the Proxy Card. If any other matter is validly presented at the Annual Meeting, your proxies will vote in accordance with their best judgement. We do not currently know of any other matter that will be acted on at the Annual Meeting.

How You Can Revoke Your Proxy

You may revoke your proxy at any time prior to the Annual Meeting by doing any of the following:

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giving written notice of its revocation to the Company,

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by submission of another duly executed proxy dated after the Proxy Card to be revoked, or

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by attending the Annual Meeting and voting in person.

Your mere presence at the Annual Meeting will not revoke the prior appointment.

Vote Required

Each stockholder is entitled to one vote for each share of common stock registered in his name on the Record Date for each matter brought before the stockholders at the Annual Meeting. The two nominees for director for Class II receiving the highest number of votes will be elected for the term of such directorships.

Voting is Confidential

Proxy Cards, ballots and tabulations that identify individual stockholders are confidential. Only the inspectors of election and certain of our employees associated with processing Proxy Cards and counting votes have access to your Proxy Card. Additionally, all comments directed to the Company (whether written on the Proxy Card or elsewhere) remain confidential, unless you ask that your name be disclosed.

The Company Pays the Cost of Solicitation of Proxies

Your proxy is being solicited by the Board of Directors of the Company. The Company will pay all expenses associated with this proxy solicitation. Such costs include preparing, printing, assembling and mailing the Notice of Annual Meeting, the Proxy Statement and the Proxy Card, as well as all costs of soliciting proxies. We will primarily solicit proxies by mail. However, our officers, directors and regular employees may solicit by telephone, facsimile transmission, e-mail or in person. Such officers, directors and employees would not receive additional compensation. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record by such persons and we will reimburse such persons, including our transfer agent, for their reasonable out-of-pocket expenses in forwarding such materials. We may retain the services of a proxy solicitation firm to solicit proxies and will pay all reasonable costs associated with such firm.

ELECTION OF DIRECTORS

The Board of Directors is currently divided into three classes, having three year terms that expire in successive years. Directors hold office until the expiration of their respective terms and until their successors are elected or until death, resignation or removal.

The Class II Directors’ term expires with the 2003 Annual Meeting. Accordingly, two Class II Directors will be elected at the Annual Meeting. The Class II Directors will serve until the 2006 Annual Meeting or until their successors are elected.

The Board of Directors propose that the nominees described below, be elected as the Class II Directors for the term specified above and until their respective successors are duly elected and qualified, except in the event of his earlier death, resignation or removal. Such nominees have consented to serve for the term of such Class.  We have no reason to believe that the nominees will be unable or unwilling to serve, if elected. If such nominees should become unavailable prior to the election, the accompanying Proxy Card will be voted for the election, in his stead, of such other person as the Board of Directors may recommend.

Nominees for Class II Director

Information regarding the Board's nominees for election as Class II Directors are set forth below.

Milton J. Wallace.

Director since 1999

Age 67

Mr. Wallace has been a practicing attorney in Miami for over thirty-five (35) years and is currently a shareholder in the law firm of Wallace, Bauman, Legon, Fodiman, Ponce & Shannon, P.A. He was a co-founder and Chairman of the Board of Renex Corp, a provider of dialysis services, from 1993 through February 2000, when Renex Corp. was acquired by National Nephrology Associates, Inc. Mr. Wallace was Chairman of the Board of Med/Waste, Inc.,a provider of medical waste management services until February 13, 2002 when such company filed for bankruptcy under Chapter 7 of the federal Bankruptcy Code. He is a director of several private companies.

Morton L. Weinberger, CPA.

Director since 1988

Age 74

Mr. Weinberger has been a director of the Company since 1988. Mr. Weinberger, a certified publicaccountant, has been self-employed as a consultant to various professional organizations for the past fifteen (15) years. He provides consulting services for the Company. For the previous twenty-five years, he was engaged in the practice of public accounting. During such period, he was a partner with Peat Marwick Mitchell & Co., now known as KPMG Peat Marwick, and thereafter BDO Seidman, both public accounting firms.

Directors Continuing in Office

Class I Directors. The following Class I director has a term ending at the 2005 Annual Meeting:

Howard L. Ehler, Jr.

Director since 2000

Age 59

Mr. Ehler has been Principal Executive Officer of the Company since March 1990 and Executive Vice President, Chief Financial Officer and Secretary of the Company since April 1988. Prior thereto, he was Vice President, Chief Financial Officer and Assistant Secretary of the Company for over five years

Class III Directors. The following Class III directors have terms ending at the 2004 Annual Meeting:

Lisa M. Brock

Director since 1988

Age 44

Mrs. Brock was employed by the Company and its subsidiaries, Premix-Marbletite Manufacturing Co. and Acrocrete, Inc., as Vice President for over five (5) years until December 1994, when she retired. Mrs. Brock continues to serve as a consultant to the Company.

S. Daniel Ponce

Director since 1988

Age 54

Mr. Ponce has been Chairman of the Board of the Company since 1988. Mr. Ponce has been engaged in the practice of law for over twenty five (25) years and is currently a shareholder in the law firm of Wallace, Bauman, Legon, Fodiman, Ponce & Shannon, P.A. From March 1, 2002 until August 31, 2002, Mr. Ponce served as special counsel to United States Senator Bob Graham. Mr. Ponce is a member of the Board of Directors of the University of Florida Foundation, Inc. and serves as Chairman of its audit committee. He is also a non-practicing certified public accountant.

Directors' Remuneration; Attendance

Directors' Compensation: Directors who are officers or employees of the Company receive no additional compensation for their service as members of the Board of Directors. During the year ended December 31, 2002, each non-employee director received an annual retainer of $6,000, payable in quarterly installments. Directors are also reimbursed for expenses which may be incurred by them in connection with the business and affairs of the Company.

Non-employee directors are also eligible to receive discretionary grants of options under the Directors Stock Option Plan ("Directors Plan"). On May 14, 2002, each director was granted stock options to purchase 20,000 shares of the Company's common stock at an exercise price of $.22 per share until May 13, 2007.

Effective June 1, 1994, January 1, 1995 and January 1, 2001, the Company entered into separate consulting agreements with Mr. Weinberger, Ms. Brock and Mr. Wallace, respectively, to provide various management consulting services to the Company. Mr. Wallace and Ms. Brock receive monthly fees of $833. In connection with the Company's acquisition program adopted in 1999, Mr. Weinberger was requested to expend additional time in consulting with the Company's management on acquisition possibilities, including performing due diligence, administrative, accounting and other services. As a result of the increased time and effort spent by Mr. Weinberger, Mr. Weinberger's consulting fee for 2000 and 2001 was $3,500 per month. Effective January 1, 2002 the fee was reduced to $2,500 per month. Each consulting agreement is terminable on sixty (60) days notice by either party.

Since September 1994, Mr. Ponce has been provided the use of a Company car at a current cost of approximately $775 per month.

Board Attendance. The Board of Directors met four (4) times in fiscal 2002. Each director attended all of the Board of Directors meetings in 2002.

Committees of the Board

The Board has established a number of standing committees to assist it in the discharge of its responsibilities.  The Board has standing Compensation and Stock Option and Audit Committees. The principal responsibilities of each standing committee are described below. Any action taken by a committee of the Board is reported to the Board of Directors, usually at the next Board meeting.

Compensation and Stock Option Committee: The Compensation and Stock Option Committee, composed of Ms. Brock , as Chairman, and Messrs. Ponce and Weinberger, met three (3) times in fiscal 2002. Each member attended all of the meetings. The Compensation and Stock Option Committee reviews the Company's general compensation policies and procedures; establishes salaries and benefit programs for the Chief Executive Officer and other executive officers of the Company and its subsidiaries; reviews, approves and establishes performance targets and awards under incentive compensation plans for its executive officers; and reviews and approves employment agreements. The Compensation and Stock Option Committee also administers the Company's Employee Stock Option Plan and has the authority to determine, among other things, to whom to grant options, the amount of options, the terms of options and the exercise prices thereof.

Audit Committee: The Audit Committee is presently composed of Mr. Weinberger, as Chairman and Messrs. Ponce and Wallace. The Audit Committee met two (2) times during 2002.  Every member attended both meetings. The Audit Committee assists the Board of Directors in its general oversight of the Company’s financial reporting, internal controls and audit functions. For further information regarding the Audit Committee, see “ Report of the Audit Committee” on Page 6

Compensation Committee Interlocks and Insider Participation: During the year ended December 31, 2002, the Compensation and Stock Option Committee consisted of Ms. Brock and Messrs. Ponce and Weinberger. None of these directors has been an officer or employee of the Company or its subsidiaries during the last ten years, except Ms. Brock, who was formerly Vice President of Premix-Marbletite Manufacturing Co. and Acrocrete, Inc. until December 31, 1994. There are no other relationships required to be disclosed pursuant to applicable Securities and Exchange Commission rules and regulations.

Management Matters

The are no current arrangements nor understandings known to the Company between any of the directors, nominees for director or the executive officers of the Company and any other person pursuant to which any such person was elected as a director or appointed as an executive officer. Except as otherwise stated herein, there are no family relationships between any directors, nominees for director, or executive officers of the Company. S. Daniel Ponce and Lisa M. Brock are cousins.

Section 16(a) Beneficial Ownership Reporting Requirements

The Company's officers and directors are required to file Forms 3, 4 and 5 with the Securities and Exchange Commission in accordance with Section 16(a) of the Securities and Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder. Based solely on a review of such reports furnished to the Company as required by Rule 16(a)-3, no director or executive officer failed to timely file such reports in 2002.

The Board of Directors recommends that the Company's stockholders vote "for" the election of the Class II nominees.

The nominees for Class II Director receiving the greatest number of affirmative votes of the shares of Common Stock represented at the Annual Meeting will be elected as Directors. Stockholders are not entitled to cumulate their votes for the election of the Class II directors.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

The Report concerns the Audit Committee’s activities regarding oversight of the Company’s financial reporting and auditing process. The Company’s Audit Committee is comprised of three non-employee members of the Company’s Board of Directors and operates under a written charter adopted by the Audit Committee and approved by the Board of Directors. The complete text of the Audit Committee Charter was most recently published in the Company’s proxy statement for its 2001 Annual Meeting of Stockholders. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, are as reflected in the Audit Committee Charter.

All three current members of the Audit Committee are independent as defined by the listing standards of the NASDAQ Stock Market, promulgated by the National Association of Securities Dealers, Inc.

As set forth in more detail in the Audit Charter, the Audit Committee’s primary responsibilities fall into three broad categories:

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Financial Reporting Oversight. The Audit Committee is charged with monitoring the preparation of quarterly and annual financial statements by the Company’s management, including discussions with management and the Company’s independent auditors about draft annual financial statements and other accounting and reporting matters.

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Independent Auditor Relationship. The Audit Committee is responsible for matters concerning the relationship between the Company and its independent auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as other services being provided to the Company; and determining whether such auditors are independent; and

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Internal Controls Oversight. The Audit Committee oversees management’s implementation of effective systems of internal controls, including review of policies relating to regulatory compliance, ethics and conflicts of interest.

During the year ended December 31, 2002, the Audit Committee met two (2) times. The Audit Committee schedules its meetings with a view to ensuring that it is able to devote sufficient time and attention to all of its tasks. The meetings were designed to facilitate and encourage private communications between the members of the Audit Committee, management and the Company’s independent auditors, PricewaterhouseCoopers, LLP. In addition to formal meetings of the Audit Committee, the Chairman of the Audit Committee meets regularly with the Company’s management and accounting staff to review financial reporting and internal controls. the Chairman then reports to the Audit Committee on his findings. The Audit Committee reports on its activities to the full Board of Directors, usually at the next Board meeting.

The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles and internal controls. PricewaterhouseCoopers, LLP. is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

The functions of the Audit Committee are not intended to duplicate, or to certify, the activities of management and the independent auditors. The Audit Committee provides a Board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee‘s members in business, financial and accounting matters.

In overseeing the preparation of the Company’s consolidated financial statements, the Audit Committee met with both management and representatives of PricewaterhouseCoopers, LLP. to review and discuss all annual financial statements and quarterly operating results prior to their issuance and to discuss significant accounting issues. During fiscal 2002, Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepting accounting principles and reviewed significant accounting and disclosure issues with the Audit Committee. The Audit Committee’s review included discussion with the independent auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61, “Communication with Audit Committees,” including the quality of the Company’s accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

PricewaterhouseCoopers, LLP., also provided the Audit Committee with the written disclosures required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Audit Committee discussed the independence of PricewaterhouseCoopers, LLP., including the compatibility of non-audit services provided by such firm with its independence to the Company.

In addition, the Audit Committee reviewed the effectiveness of the Company’s internal control structure. As part of this process, the Audit Committee continued to monitor the scope and adequacy of the Company’s internal auditing program, reviewing staffing levels and steps taken to implement recommended improvements in internal procedures and controls.

Based upon the above described reviews and the Audit Committee’s discussions with management and PricewaterhouseCoopers, LLP., the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission. The Audit Committee has not yet made a recommendation as to the independent auditors for the Company’s financial statements for the fiscal year ending December 31, 2003.

Respectfully Submitted,

Audit Committee

Morton L. Weinberger, Chairman

S. Daniel Ponce

Milton J. Wallace

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The following report of the Compensation Committee, and the Stock Performance Graph included elsewhere in this Proxy Statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

The Company’s executive compensation program is administered by the Compensation and Stock Option Committee (the “Compensation Committee”) of the Company’s Board of Directors. The Compensation Committee is comprised entirely of outside, non-employee directors, whose role is to review and approve salaries and other compensation of the executive officers of the Company. The Compensation Committee also reviews and approves various other Company compensation policies and matters and administers each of the Company’s stock option plans, including the review and approval of stock option grants to the executive officers of the Company.

Compensation Policies Applicable to Executive Officers

The primary goal of the Compensation Committee is to establish a relationship between executive compensation and the creation of shareholder value, while motivating and retaining key employees. The Company’s compensation program for executives consists of two key components:

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Cash compensation, consisting of (a) a base salary and (b) performance-based annual cash bonuses related to corporate profitability and individual accountability; and

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Long-term incentive compensation through the periodic grant of stock options.

The Company believes that this approach best serves the interests of the Company and its stockholders. The base salary enables the Company to meet the requirements of the highly competitive industry environment, while ensuring that executive officers are compensated in a way that advances both the short and long term interests of stockholders. Cash bonuses are intended to reward executive officers for meeting or exceeding corporate performance goals, as measured by financial results and other quantitative events. Stock options and restricted stock awards relate a significant portion of long-term remuneration directly to stock price appreciation realized by all of the Company’s shareholders.

Base Salary

The Compensation Committee is responsible for establishing base salaries for the Company’s executive officers, as well as changes in such salaries (other than as required by contracts). The Compensation Committee considers such factors as competitive industry salaries; a subjective assessment of the nature of the position; the contributions and experience of such officer and the length of the officers’ service with the Company.

The Compensation Committee annually establishes an executive’s base salary, subject to any long term contractual obligations, based upon an evaluation of the executive’s level of responsibility and individual performance, considered in light of competitive pay practices.

Performance-Based Cash Compensation

The Compensation Committee believes that a significant portion of the total cash compensation for its executive officers should be based upon the Company’s achievement of specific performance criteria and the Compensation Committee’s subjective evaluation of each executive’s perceived responsibility for the Company’s performance. Cash bonuses are strictly discretionary on the part of the Compensation Committee. However, the Compensation Committee recognizes that the purpose of cash bonuses is to motivate and reward eligible employees for good performance by making a portion of their cash compensation dependent on overall corporate profitability.

At the beginning of each fiscal year, the Board of Directors establishes a business plan and budget for the Company which contains specific performance goals. At the end of each fiscal year, the Compensation Committee determines the propriety of awarding cash bonuses. Such determination takes into account the Company’s performance and the operating results for the year, industry trends, the impact of strategic planning and the achievement of personal performance goals of each executive. The Compensation Committee also takes into account each executive’s efforts in positioning the Company for future growth, even if initial efforts do not immediately result in a positive impact on the Company’s financial condition.

Stock Options and Restricted Stock Awards

Stock options and restricted stock awards are granted by the Company to aid in the hiring or retention of employees and to align the interests of the employees with those of the shareholders. Stock options and stock ownership directly link a portion of an employee’s compensation to the interests of shareholders by providing an incentive to maximize shareholder value. Stock options have value only if the price of the Company’s stock increases above the fair market value on the grant date and the employee remains in the Company’s employ until the stock options become exercisable.

The Company has an Employee Stock Option Plan (the “Employee Plan”) for executive officers and other employees. The Employee Plan is generally used for making grants to executive officers and other employees as part of the Company’s performance review.  Stock option grants may be made to executive officers upon initial employment, upon promotion to a new, higher level position that entails increased responsibility, in connection with the execution of a new employment agreement or as further incentive to such executive officers. Annual stock option grants for executives are a key element of a market competitive total compensation package. In determining the number of stock options to be granted, the Compensation Committee receives recommendations from management and then reviews the current option holdings of the executive officers; their positions and length of service with the Company and subjective criteria on performance. It then determines the number of options to be granted based upon the principle of rewarding performance and providing continuing incentives to contribute to stockholder value. Using these guidelines, the Compensation Committee granted options in 2002 to two of its executive officers. Stock options under the Employee Plan are granted at a price equal to the fair market value of the common stock on the date of grant.

Chief Executive Officer Compensation

The Company does not have a designated Chief Executive Officer. However, the similar functions have been designated the responsibility of Howard L. Ehler, Jr., who serves as Executive Vice President, Principal Executive Officer, Chief Operating Officer and Chief Financial Officer. The Compensation Committee’s basis for compensation of Mr. Ehler is based on the philosophy discussed above. In recognition of his service and commitment to the past and future success of the Company and to secure his services for the future, the Company entered into an employment agreement in 1993, which automatically renews each year unless either party gives written non-renewal within a specified time set forth in the employment agreement. Mr. Ehler’s base salary for calendar year 2002 was $155,000 and remains the same for fiscal year 2003. The employment agreement provides for minimum annual increases reflecting changes in the cost of living. However, the Compensation Committee has the flexibility to increase base salary in excess of the minimum amount stated in the employment agreement, if warranted.

In establishing Mr. Ehler’s base salary for 2002, the Compensation Committee reviewed salaries of chief executive officers of comparable companies within its industry, as well as other industries, and Mr. Ehler’s responsibilities within the Company. Factors taken into consideration included a subjective evaluation of Mr. Ehler’s performance, changes in the cost of living, competitors’ size and performance and the Company’s achievements.

Mr. Ehler’s employment agreement provides for the right to earn annual cash bonuses determined in the sole discretion of the Company’s Board of Directors. Such bonus awards are based upon incentive bonus criteria established by the Compensation Committee in each fiscal year in its discretion. Mr. Ehler received a cash bonus for 2002 in the amount of $32,500.

In 2002, the Compensation Committee awarded Mr. Ehler options to purchase 20,000 shares of common stock pursuant to the Employee Plan. These options vested 100% at the end of six months and are fully exercisable for the balance of their term. The exercise price of the options was the fair market value of the underlying common stock on the date of grant. All such options expire at the end of five (5) years following the date of grant, if not exercised.

Executive Severance Packages

In response to the increase in merger and acquisition activities in recent years within the industry and to provide the Company’s principal executive officer with further incentive to remain with the Company, the Compensation Committee in 1993 granted Mr. Ehler an executive severance package protecting him in the event of change of control of the Company. The severance package is contained in Mr. Ehler’s employment agreement. The severance package for Mr. Ehler is described in “Summary Compensation” below. the severance package is reviewed annually to determine if it is in the best interest of the Company to make any modifications. The Compensation Committee determined the severance package is fair to the Company and Mr. Ehler.

Impact of Section 162(m) of the Internal Revenue Code

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly-held corporations for compensation in excess of $1,000,000 paid for any fiscal year to the Company’s Chief Executive Officer and the four (4) other most highly compensated officers. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met. The policy of the Compensation Committee is to structure the compensation of the Company’s executive officers to avoid the loss of the deductibility of any compensation, even though Section 162(m) does not preclude the payment of compensation in excess of $1,000,000. Notwithstanding, the Compensation Committee reserves the authority to award non-deductible compensation in circumstances as it deems appropriate. The Company believes that Section 162(m) will not have any effect on the deductibility of the compensation of any executive officer for 2003.

Respectfully submitted,

Compensation Committee

Lisa M. Brock, Chairman

S. Daniel Ponce

Morton L. Weinberger

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes the compensation earned by, and paid to, the Company's Chief Executive Officer and each other executive officer for the three fiscal years in the period ended December 31, 2002 whose total annual salary and bonus was in excess of $100,000 for any such periods (the "Named Executive Officers").

Long-Term Compensation
Name and Principal Position	Year	Salary(1)	Bonus(2)	Other Annual Compensation(3)	Restricted Stock Awards(4)	Securities Underlying Options(#)(5)
Howard L. Ehler, Jr. Executive Vice President, Principal Executive Officer and CFO	2002 2001 2000	$155,000 150,000 140,000	$32,500 30,000 30,000	— — —	— — $60,000	20,000 20,000 10,000

Gary Hasbach President of Premix, Acrocrete and Just-Rite	2002 2001 2000	145,000 140,000 130,000	22,500 20,000 30,000	— $15,000 —	— — —	20,000 20,000 10,000

_________________

(1)

None of the named individuals above have received personal benefits or perquisites that exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for the named executive officer in the above table.

(2)

Bonuses shown were earned in the year indicated even though actually paid in a subsequent year.

(3)

Mr. Hasbach’s Other Annual Compensation in 2001 represents relocation expenses provided by the Company.

(4)

Mr. Ehler's Restricted Stock Awards in 2000 represents the market value at date of issuance of 100,000 shares of common stock. Although 100,000 shares of common stock were issued in calendar year 2000, the Compensation Committee awarded such shares for performance of services rendered over the previous several years.

(5)

Stock options are granted under the terms and provisions of the 1999 Employee Stock Option Plan. For a description of the stock options. See “Options Granted in Last Fiscal Year” below

Options Granted in Last Fiscal Year

The following table sets forth information concerning grants of stock options to each of the Named Executive Officers for the year ended December 31, 2002:

	Number of Securities Underlying Options Granted(#)(1)	% of Total Options Granted to Employees in Fiscal Year(3)	Exercise Price ($/Share)(2)	Expiration Date	Potential Realizable Value at Assumed Annual Rate of Stock Price Appreciation for Option Term($)(3)
Name					5%	10%
Howard L. Ehler, Jr.	20,000	50%	$ .22	5/14/07	$1,200	$2,600

Gary J. Hasbach	20,000	50%	$ .22	5/14/07	$1,200	$2,600

_________________

(1)

Options were granted pursuant to the terms and conditions of the Company's 1999 Employee Stock Option Plan (“Employee Plan”).

(2)

The exercise price per share was equal to the fair market value of the Company’s common stock at the date of grant.

(3)

The amounts disclosed in the columns which notes appreciation of the common stock at the 5% and 10% rates dictated by the Securities and Exchange Commission, are not intended to be a forecast of the actual value of the common stock price and are not necessarily indicative of the actual value which my be realized by the Named Executive Officers or any stockholders. These assumed rates of 5% and 10% would result in the Common Stock price increasing from $.22 per share to approximately $.28 per share and $.35 per share, respectively. As of December 31, 2002, the market price of the common stock was $.15 per share.

Aggregated Option Exercises in Fiscal 2002 and Fiscal Year End Option Values

The following table sets forth certain aggregated option information for each Named Executive Officer in the Summary Compensation Table for the year ended December 31, 2002:

	Number of Securities Underlying Unexercised Options(#)		Value of Unexercised In-The-Money Options(1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Howard L. Ehler, Jr.	70,000	—	—	—

Gary Hasbach	60,000	—	—	—

_________________

No options were exercised by the Named Executive Officers during the year ended December 31, 2002.

(1)

The option exercise prices range from $.20 to $.57 per share. At December 31, 2002, the fair market value of the Company’s common stock was $.15 per share, the average of the closing bid and asked price of the common stock as reported on the OTC Bulletin Board.

Employment Agreements

The Company is a party to a one year renewable employment agreement with Howard L. Ehler, Jr. Mr. Ehler serves as the Company’s Executive Vice President, Principal Executive Officer, Chief Operating Officer and Chief Financial Officer at a current base salary of $155,000. Mr. Ehler’s employment agreement provides for automatic renewal for additional one year periods on July 1st of each year, unless the Company or Mr. Ehler notifies the other party of such party's intent not to renew at least 90 days prior to each June 30 of the initial term and any extended term thereafter. Mr. Ehler receives the use of a company car, as well as certain other benefits, such as health and disability insurance. Mr. Ehler is also entitled to receive incentive compensation based upon targets formulated by the Compensation Committee.

Prior to a Change in Control (as defined in Mr. Ehler’s employment agreement), the Company has the right to terminate the employment agreement, without cause, at any time upon thirty days written notice, provided the Company pays to Mr. Ehler a severance payment equivalent to 50% of his then current annual base salary. Mr. Ehler has agreed not to disclose information and not to compete with the Company during his term of employment and, in certain cases, for a two (2) year period following his termination.

In the event of a Change in Control, the employment agreement is automatically extended to a three year period. Thereafter, Mr. Ehler would be entitled to terminate his employment with the Company for any reason at any time. In the event Mr. Ehler so terminates employment, Mr. Ehler would be entitled to receive the lesser of (i) a lump sum equal to the base salary payments and all other compensation and benefits Mr. Ehler would have received had the employment agreement continued for the full term; or (ii) three times Mr. Ehler's base salary then in effect on the effective date of termination. Mr. Ehler would also be entitled to such severance in the event the Company terminates the Executive without cause after a Change of Control.

Stock Option Plans

The Company has two stock option plans, the Director's Stock Option Plan and the 1999 Employee Stock Option Plan (collectively, the "1999 Plans"). The 1999 Plans provide for options to be granted at generally no less than the fair market value of the Company's stock at the grant date. The 1999 Plans are administered by the Company's Compensation and Stock Option Committee. Options granted under the 1999 Plans have a term up to 10 years and are exercisable six months from the grant date provided however, no options under the Director's Plan will be exercisable until the Company's stockholders approve the Director's Plan. A total of 600,000 and 200,000 shares are reserved for issuance under the Employee and Director Plans. As of December 31, 2002, there were outstanding options to purchase 240,000 and 200,000 shares under the Employee and Director Plans, respectively. The exercise prices for the outstanding options range from $.20 to $.57 per share. All options expire five (5) years from the date of grant and are fully vested.

STOCK OWNERSHIP

The following table sets forth certain information as of March 22, 2003 with respect to the beneficial ownership of the Company's common stock by (i) each director of the Company, (ii) each Named Executive Officer, (iii) each person known to the Company to own more than 5% of such shares, and (iv) all executive officers and directors as a group. (Except as otherwise provided herein, the information below is supplied by the holder):

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Percent of Shares Beneficially Owned
Maureen P. Ferri 120 Simmons Road Statesboro, GA. 30458	656,981	7.1%
Lisa M. Brock	319,006(3)	3.4%
Howard L. Ehler, Jr.	496,108(4)	5.3%
Gary J. Hasbach	310,400(5)	3.3%
S. Daniel Ponce	621,966(6)	6.7%
Milton J. Wallace	203,000(7)	2.5%
Morton L. Weinberger	259,210(8)	2.8%
All directors and officers as a group (7 persons)	2,235,808(9)	23.3%

_________________

(1)

Except as set forth herein, all securities are directly owned and the sole investment and voting power are held by the person named. Unless otherwise indicated, the address for each beneficial owner is the same as the Company.

(2)

The percent of class for common stockholders is based upon 9,235,434 shares of common stock outstanding and such shares of common stock such individual has the right to acquire within 60 days upon exercise of options or warrants that are held by such person (but not those held by any other person).

(3)

Includes 50,000 shares of common stock issuable upon exercise of stock options.

(4)

Includes 70,000 shares of common stock issuable upon exercise of stock options.

(5)

Includes 60,000 shares of common stock issuable upon exercise of stock options.

(6)

Includes 50,000 shares of common stock issuable upon exercise of stock options.

(7)

Includes 50,000 shares of common stock issuable upon exercise of stock options.

(8)

Includes 50,000 shares of common stock issuable upon exercise of stock options.

(9)

Includes 350,000 shares of common stock issuable upon exercise of stock options.

Equity Compensation Plans

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted Average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	440,000	$0.37	360,000

Equity compensation plans not approved by security holders (2)	150,000	$0.38	-0-
Total	590,000	$0.37	360,000

_________________

(1)

These plans are the Company’s Director's Stock Option Plan and the 1999 Employee Stock Option Plan (collectively, the "1999 Plans").

(2)

The Company issued 150,000 warrants in January 1999 to its investment banker for financial advisory services in connection with the Company’s merger with a wholly owned subsidiary. Such warrants expire December 31, 2003.

CERTAIN TRANSACTIONS

The law firm of Wallace, Bauman, Legon, Fodiman, Ponce & Shannon, P.A. of which Mr. Ponce, the Company's Chairman of the Board, and Mr. Wallace, a Director, are stockholders, served as general counsel to the Company. The law firm received $78,000 in 2002 for legal services rendered to the Company and its subsidiaries.

STOCK PERFORMANCE GRAPH

The following graph compares the cumulative total stockholder return of the Company’s common stock from January 1, 1998 to December 31, 2002 with (a) the Russell 2000 Stock Index; and (b) a Peer Group Index. The graph assumes that $100 was invested on January 1, 1997 in the Company’s common stock, the Russell 2000 Stock Index and the Peer Group Index and that all dividends were reinvested. The Peer Group Index on the graph includes the common stock of forty-eight (48) publicly traded companies in the building materials industry.

COMPARE 5-YEAR CUMULATIVE TOTAL RETURN AMONG IMPERIAL INDUSTRIES, INC., RUSSELL 2000 INDEX AND PEER GROUP INDEX

175
150
125
100
75
50
25
0
DOLLARS
1997
1998
1999
2000
2001
2002
IMPERIAL INDUSTRIES, INC.
PEER GROUP INDEX
RUSSELL 2000 INDEX

ASSUMES $100 INVESTED ON JAN. 1, 1998
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING DEC. 31, 2002

	1997	1998	1999	2000	2001	2002
Imperial Industries	100.00	95.24	147.62	90.48	42.86	35.71
Peer Group Index	100.00	114.17	97.68	99.71	109.03	105.84
Russell 2000 Index	100.00	97.20	116.24	111.22	112.36	88.11

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The firm of PricewaterhouseCoopers, LLP has served as the Company's independent auditors for the years ended December 31, 2000, 2001 and 2002. Although the Board of Directors has not yet selected a firm to serve as auditors for the year ended December 31, 2003, it is expected that PricewaterhouseCoopers, LLP will be retained by the Company for such audit. Representatives of PricewaterhouseCoopers, LLP are expected to be present at the Annual Meeting and will be afforded the opportunity to make a statement, if they desire, and to respond to appropriate questions.

Audit Fees

PricewaterhouseCoopers, LLP billed the Company an aggregate of $84,550 for professional services and related expenses rendered in connection with the audit of the Company’s financial statements for the fiscal year ended December 31, 2002 and the reviews of the financial statements included in the Company’s Forms 10-Q for each quarter within such fiscal year.

Information Systems Design and Implementation Fees

The Company did not engage PricewaterhouseCoopers, LLP for financial information system design and implementation for the fiscal year ended December 31, 2002.The services, which include designing or implementing systems that aggregate source data underlying financial statements or generate information that is significant to such financial statements are provided internally or by other service providers.

All Other Fees

The Company paid an aggregate of $15,250 in fees and expenses to PricewaterhouseCoopers, LLP during the fiscal year ended December 31, 2002 for all other services. Such services consisted of accounting consultation, federal, state and tax planning and services and services related to filings made with the Securities and Exchange Commission.

The Audit Committee reviewed audit and non-audit services performed by PricewaterhouseCoopers, LLP, as well as fees charged by PricewaterhouseCoopers, LLP for such services. In its review of non-audit service fees, the Audit Committee considered, among other things, the possible effect of the performance of such services on the auditor’s independence. Additional information concerning the Audit Committee and its activities with PricewaterhouseCoopers, LLP. can be found in the sections of the proxy statement: “Board Committees and Meetings,” “Report of the Audit Committee” and the appendix.

OTHER MATTERS

Management is not aware of any other matters which may come before the Annual Meeting and which require the vote of stockholders in addition to those matters indicated in the notice of meeting and this Proxy Statement. If any other matter calling for stockholder action should properly come before the Annual Meeting or any adjournment thereof, those persons named as proxies in the enclosed proxy will vote in accordance with their best judgment.

STOCKHOLDER PROPOSALS

Stockholders who wish a proposal to be included in the Company's proxy statement and form of proxy relating to the 2003 annual meeting must be received by the Company no later than January 28, 2004 for inclusion in the Company's proxy statement related to the 2003 annual meeting. Such notice must include (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder, (iii) the number of shares of common stock of the Company which are owned beneficially of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring valid business before the meeting.

ANNUAL REPORT

A copy of the Company's 2002 Annual Report, including audited financial statements as of December 31, 2000, 2001 and 2002 and for each of the three (3) years in the period ending December 31, 2002 are being mailed to all stockholders. Copies of the Annual Report on Form 10-K for the Fiscal Year ended December 31, 2002 as filed with the Securities and Exchange Commission may be obtained by writing to Corporate Secretary, 1259 Northwest 21st Street, Pompano Beach, Florida 33069.

PROXY

IMPERIAL INDUSTRIES, INC.

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 29, 2003

The undersigned hereby appoints S. Daniel Ponce and Howard L. Ehler, Jr., or either of them, as proxies, with full individual power of substitution to represent the undersigned and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the at the Hyatt Regency Hotel, 400 S. E. 2nd Avenue, Miami, Florida, at 2:00 P.M., local time, on May 29, 2003, and any and all adjournments thereof, in the manner specified below:

1.

Election of Class II Directors

Nominees:  Milton J. Wallace

Morton Weinberger

[  ]  FOR all nominees listed above

[  ]  WITHHOLD AUTHORITY to vote for the following:

_________________________________________________________________________________

[  ]  WITHHOLD AUTHORITY to vote for all nominees

 (continued on other side)

THIS PROXY, WHEN PROPERLY EXECUTED, SHALL BE VOTED AS DIRECTED.  IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES FOR CLASS II DIRECTOR.  Should any other matter requiring a vote of the stockholders arise, the persons named in the Proxy or their substitutes shall vote in accordance with their best judgment in the interest of the Company.  The Board of Directors are not aware of any matter which is to be presented for action at the meeting other than the matters set forth herein.

DATED:_________________, 2003

_______________________________________________________

(Signature)

_______________________________________________________

(Signature if jointly held)

_______________________________________________________

(Printed name(s))

Please sign the Proxy exactly as name appears.  When shares are held by joint tenants, both should sign.  Executors, administrators,

trustees or otherwise signing in a representative capacity should indicate the capacity in which signed.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY

CARD PROMPTLY USING THE ENCLOSED ENVELOPE.  THANK YOU.